March 17, 2014

BNY MELLON FUNDS TRUST

BNY Mellon Small/Mid Cap Fund

Supplement to Prospectus
dated January 1, 2014

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – BNY Mellon Small/Mid Cap Fund – Principal Investment Strategy," "– Principal Risks," "– Performance" and
"– Portfolio Management," and "Fund Details – BNY Mellon Small/Mid Cap Fund,"
"– Investment Risks and Other Potential Risks" and "– Management":

Effective on or about April 28, 2014 (the Effective Date), BNY Mellon Small/Mid Cap Fund's name will be changed to "BNY Mellon Small/Mid Cap Multi-Strategy Fund" and BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the fund's investment adviser, will implement changes to the fund's investment strategy, which are designed to provide exposure to various small cap and mid cap equity portfolio managers and investment strategies and styles.  Pursuant to these changes, the fund's investment adviser will allocate the fund's assets among multiple investment strategies employed by the fund's investment adviser.  The fund's investment adviser will determine the investment strategies and will set the target allocations and ranges, as described below.  The fund's investment objective –  to seek capital appreciation –  will not change.

The fund's portfolio managers will seek to implement the changes to the fund's investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax impact to fund shareholders.

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As of the Effective Date, the fund will continue to pursue its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap and mid cap companies.  The fund currently considers small cap and mid cap companies to be those companies with total market capitalizations of between $200 million and $7 billion.  The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser that invest primarily in equity securities issued by small cap and mid cap companies.  The fund is designed to provide exposure to various small cap and mid cap equity portfolio managers and investment strategies and styles.  The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, American Depositary Receipts (ADRs) and warrants, including those purchased in initial public offerings (IPOs) or shortly thereafter.  The fund also may invest in publicly-traded real estate investment trust securities (REITs) and exchange-traded funds (ETFs) and similarly structured pooled investments.  The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries.

The fund's investment adviser determines the investment strategies and sets the target allocations and ranges.  The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the Effective Date are as follows:

Investment Strategy	Target	Range
Opportunistic Small/Mid Cap Strategy	40%	0% to 50%
Small/Mid Cap Value Strategy	30%	0% to 40%
Small/Mid Cap Growth Strategy	30%	0% to 40%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice.  The target weightings will deviate over the short term because of market movements and fund cash flows.  The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs.  The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions.  Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time.  The investment adviser has the discretion to change the investment strategies and the target allocations and ranges when the investment adviser deems it appropriate.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indices and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.

Description of the Investment Strategies

As of the Effective Date, the following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Opportunistic Small/Mid Cap Strategy

The portion of the fund's assets allocated to the Opportunistic Small/Mid Cap Strategy normally is invested primarily in equity securities of small cap and mid cap companies.  In constructing this portion of the fund's portfolio, the portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.  Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst.  Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with the firm's economic balance sheet.  Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment.  A company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation.  Sector overweights and underweights are a function of the relative attractiveness of securities within the investable universe of the portion of the fund's assets allocated to the Opportunistic Small/Mid Cap Strategy.  The portfolio managers responsible for the Opportunistic Small/Mid Cap Strategy select securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

For this portion of its portfolio, the fund generally seeks exposure to securities and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint.  The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell 2500TM Index, the benchmark for the portfolio managers responsible for the Opportunistic Small/Mid Cap Strategy.

The portfolio managers responsible for the Opportunistic Small/Mid Cap Strategy typically sell a security when, in the portfolio managers' view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Small/Mid Cap Value Strategy

The portion of the fund's assets allocated to the Small/Mid Cap Value Strategy normally is invested primarily in equity securities of small cap and mid cap value companies.  In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value.  The portfolio managers measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry.  The portfolio managers responsible for the Small/Mid Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best.  The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase.  The Russell 2500TM Value Index, which includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values, is the benchmark for the portfolio managers responsible for the Small/Mid Cap Value Strategy.

The portfolio managers responsible for the Small/Mid Cap Value Strategy typically sell a security when they believe that there has been a negative change in the company's fundamentals, the company has met its price objective or has become fully valued.  The portfolio managers also generally will sell a security when the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Small/Mid Cap Growth Strategy

The portion of the fund's assets allocated to the Small/Mid Cap Growth Strategy normally is invested primarily in equity securities of small cap and mid cap companies with favorable growth prospects.  In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap and mid cap companies which are experiencing or are expected to experience rapid earnings or revenue growth.  The portfolio managers responsible for the Small/Mid Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches.  The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best.  The portfolio managers use fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth.  The portfolio managers invest in a company when their research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Small/Mid Cap Growth Strategy may lead to an emphasis in investing in certain sectors.  The portion of the fund's assets allocated to the Small/Mid Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%.  The Russell 2500TM Growth Index, which includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values, is the benchmark for the portfolio managers responsible for the Small/Mid Cap Growth Strategy.

The portfolio managers responsible for the Small/Mid Cap Growth Strategy monitor the securities in this portion of the fund's portfolio, and will consider selling a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's financial fundamentals.  In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere.

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Investment Risks

In addition to the investment risks applicable to the fund as described in the fund's prospectus, as of the Effective Date, an investment in the fund is subject to strategy allocation risk, market sector risk, and  exchange-traded fund (ETF) risk described in the fund's prospectus.

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Performance

As of the Effective Date, the fund also will provide a comparison of the performance of its shares to that of the Russell 2500 Value Index and the Russell 2500 Growth Index to show how the fund's performance compares with the returns of indices of securities similar to those in which the fund invests.

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Portfolio Management

As of the Effective Date, Bernard Schoenfeld will be the fund's primary portfolio manager responsible for investment allocation decisions; he is a senior investment strategist and vice president for BNY Mellon Wealth Management and an employee of The Dreyfus Corporation.

As of the Effective Date, a team of portfolio managers employed by The Dreyfus Corporation and The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation, will be responsible for the Opportunistic Small/Mid Cap Strategy.  The team consists of David Daglio, the lead portfolio manager, James Boyd and Dale Dutile.  Mr. Daglio is a senior managing director and portfolio manager at TBCAM, where he has been employed since 1998.  Messrs. Boyd and Dutile are each equity research analysts and portfolio managers at TBCAM, where they have been employed since 2005 and 2006, respectively.

As of the Effective Date, Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA, will be the fund's portfolio managers responsible for the Small/Mid Cap Value Strategy.  Mr. Corrado is a senior managing director and portfolio manager at TBCAM, where he has been employed since 2003.  Ms. Brandaleone is a director, portfolio manager and investment research analyst at TBCAM, where she has been employed since 2003.  Mr. Walter is a managing director, portfolio manager and investment research analyst at TBCAM, where he has been employed since 2003.  Messrs. Corrado and Walter and Ms. Brandaleone also are employees of The Dreyfus Corporation.

As of the Effective Date, Todd W. Wakefield and Robert C. Zeuthen will be the fund's portfolio managers responsible for the Small/Mid Cap Growth Strategy.  Mr. Wakefield is a managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2003.  Mr. Zeuthen is a director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2006.  Messrs. Wakefield and Zeuthen also are employees of The Dreyfus Corporation.

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